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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): JUNE 17, 1997

                          STONE STREET BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)






       NORTH CAROLINA                 001-14230             56-1949352
----------------------------         ------------       -------------------
(State or other jurisdiction         (Commission        (IRS Employer
 of incorporation)                   File Number)       Identification No.)




                             232 SOUTH MAIN STREET
                     MOCKSVILLE, NORTH CAROLINA 27323-5936
                   ----------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 634-5936


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
          On June 17, 1997, the Board of Directors of Stone Street Bancorp, Inc. declared dividends totalling $4.00 for each share of the Corporation's issued and outstanding common stock to stockholders of record on June 30, 1997 to be paid on July 11, 1997. This dividend represents a special, one-time return of capital to stockholders of record. A copy of the press release concerning the special dividend payment is attached as Exhibit (99)(a) hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (99)(a) Press Release of Stone Street Bancorp, Inc. dated June 19,
1997.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STONE STREET BANCORP, INC.


Date: June 26, 1997                 By: /s/ J. Charles Dunn
                                        ------------------------------
                                        J. Charles Dunn, President and
                                        Chief Executive Officer


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                                 EXHIBIT INDEX
                                 -------------



       Exhibit No.                              Description
       -----------                        ----------------------

         (99)(a)                          Press Release of Stone
                                           Street Bancorp, Inc.